Investor Supplement
Fourth Quarter 2023

Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in the interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of governmental and regulatory actions;
•litigation outcomes and trends;
•investment risks;
•cybersecurity risks;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 31-34.

Kemper Corporation
Investor Supplement
Fourth Quarter 2023
Table of Contents

Page
Consolidated Financial Highlights	2-3
Consolidated Statements of Income (Loss)	4
Consolidated Balance Sheets	5-6
Consolidated Statements of Cash Flows	7-8
Capital Metrics	9-10
Debt Outstanding, FHLB Advances and Ratings	11
Adjusted Segment Summary Results:
Revenues	12
Adjusted Operating Income (Loss)	13
Adjusted Net Operating Income (Loss)	13
Catastrophe Frequency and Severity	14-15
Specialty Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	16-17
Personal Automobile Insurance	18
Commercial Automobile Insurance	19
Life Insurance Segment - Results of Operations and Selected Financial Information	20-21
Life Insurance	22
Accident and Health Insurance	22
Property Insurance	23
Expenses	24
Details of Investment Performance	25
Details of Invested Assets	26-27
Investment Concentration	28
Municipal Bond Securities	29
Investments in Limited Liability Companies and Limited Partnerships	30
Definitions of Non-GAAP Financial Measures	31-34

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
For Period Ended
Earned Premiums	$1,063.8	$1,117.8	$1,166.9	$1,180.9	$1,264.9	$1,290.9	$1,337.6	$1,320.0	$4,529.4	$5,213.4

Net Investment Income	104.6	107.0	106.3	101.8	106.3	97.8	118.5	100.0	419.7	422.6
Change in Value of Alternative Energy Partnership Investments	0.6	0.8	0.8	0.7	1.3	0.4	(4.9)	(16.7)	2.9	(19.9)
Other Income	1.9	2.4	1.7	1.2	1.9	4.0	0.9	2.4	7.2	9.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(2.2)	2.8	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.7	(79.9)
Net Realized Investment (Losses) Gains	18.5	(31.4)	(15.3)	8.5	0.2	(20.4)	6.1	(7.4)	(19.7)	(21.5)
Investment and Other Income	123.4	81.6	95.9	113.9	109.7	70.6	80.1	50.1	414.8	310.5
Total Revenues	$1,187.2	$1,199.4	$1,262.8	$1,294.8	$1,374.6	$1,361.5	$1,417.7	$1,370.1	$4,944.2	$5,523.9

Net Income (Loss)	$51.3	$(146.4)	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(272.3)	$(286.6)
Less: Net Loss attributable to Noncontrolling Interest	(0.1)	(0.1)	—	—	—	—	—	—	(0.2)	—
Net Income (Loss) attributable to Kemper Corporation	$51.4	$(146.3)	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(272.1)	$(286.6)

Adjusted Consolidated Net Operating Income (Loss)[1]	$50.5	$(27.8)	$(14.2)	$(55.7)	$(23.5)	$(27.0)	$(20.4)	$(45.5)	$(47.2)	$(116.4)

Per Unrestricted Common Share Amounts:
Basic:
Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share:	$0.80	$(2.28)	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(4.25)	$(4.50)
Adjusted Consolidated Net Operating Income (Loss)[1]	$0.79	$(0.44)	$(0.22)	$(0.87)	$(0.36)	$(0.43)	$(0.32)	$(0.71)	$(0.74)	$(1.82)
Diluted:
Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share:	$0.80	$(2.28)	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(4.25)	$(4.50)
Adjusted Consolidated Net Operating Income (Loss)[1]	$0.78	$(0.44)	$(0.22)	$(0.87)	$(0.36)	$(0.43)	$(0.32)	$(0.71)	$(0.74)	$(1.82)

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$1.24	$1.24

Return on Shareholders' Equity	8.4%	(24.0)%	(15.1)%	(12.1)%	(7.9)%	(10.8)%	(9.9)%	(11.3)%	(10.7)%	(10.0)%
Return on Tangible Shareholders' Equity[1]	12.7%	(35.4)%	(22.4)%	(17.7)%	(11.4)%	(15.3)%	(14.2)%	(16.3)%	(15.9)%	(14.4)%

1In the fourth quarter of 2023, we simplified our presentation to show return on shareholders’ equity and adjusted return on shareholders equity instead of the multiple return on equity calculations that were historically provided. Adjusted return on equity is a non-GAAP Financial Measure and is defined on page 33. In addition, we changed our methodology for the calculations of quarterly and year-to-date return on equity results on interim periods to include (1) a numerator that reflects the annualization of quarterly results rather than using results on a rolling twelve month basis and (2) a denominator that reflects average shareholders' equity for the period rather than using a 5-point average. Average shareholders' equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders equity on a year-to-date basis is the (a) the sum of total shareholders’ equity at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one. There were no changes to the calculations of return on shareholders' equity for full year results. We believe this change in methodology provides clearer information regarding the Company’s results. The prior period amounts presented above have been updated to reflect this change in methodology.

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	As of
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
At Period End
Total Assets	$12,742.7	$12,549.3	$13,096.3	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7
Insurance Reserves	$6,102.9	$5,822.6	$6,043.9	$6,120.7	$6,033.1	$5,940.1	$6,343.5	$6,864.3
Debt	$1,389.2	$1,388.6	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2
Kemper Corporation Shareholders’ Equity	$2,505.2	$2,361.3	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2
Kemper Corporation Shareholders’ Equity Excluding Goodwill[1,2]	$1,254.5	$1,110.6	$1,261.5	$1,346.6	$1,370.3	$1,395.7	$1,532.1	$1,657.2
Common Shares Issued and Outstanding (In Millions)	64.112	64.081	64.054	63.982	63.913	63.884	63.850	63.800
Book Value Per Share[2]	$39.08	$36.85	$39.22	$41.37	$41.79	$42.18	$44.54	$46.54
Book Value Per Share Excluding Goodwill[1,2]	$19.57	$17.33	$19.69	$21.05	$21.44	$21.85	$24.00	$25.97
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1,2]	$44.90	$44.45	$46.18	$47.93	$49.23	$50.16	$51.76	$53.11
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1,2]	$25.39	$24.94	$26.66	$27.61	$28.88	$29.83	$31.21	$32.55
Debt to Total Capitalization[2]	35.7%	37.0%	35.6%	34.4%	34.2%	34.0%	32.8%	31.8%
[1] Non-GAAP Financial Measure. See pages 31-34 for definition.
[2] See Capital Metrics on pages 9-10 for detail calculations.

Kemper Corporation
Consolidated Statements of Income (Loss)
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Revenues:
Earned Premiums	$1,063.8	$1,117.8	$1,166.9	$1,180.9	$1,264.9	$1,290.9	$1,337.6	$1,320.0	$4,529.4	$5,213.4
Net Investment Income	104.6	107.0	106.3	101.8	106.3	97.8	118.5	100.0	419.7	422.6
Change in Value of Alternative Energy Partnership Investments	0.6	0.8	0.8	0.7	1.3	0.4	(4.9)	(16.7)	2.9	(19.9)
Other Income	1.9	2.4	1.7	1.2	1.9	4.0	0.9	2.4	7.2	9.2
(Loss) Income from Change in Fair Value of Equity and Convertible Securities	(2.2)	2.8	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.7	(79.9)
Net Realized Investment Gains (Losses)	19.7	(30.3)	(14.4)	6.4	3.9	(12.1)	11.0	1.5	(18.6)	4.3
Impairment Losses	(1.2)	(1.1)	(0.9)	2.1	(3.7)	(8.3)	(4.9)	(8.9)	(1.1)	(25.8)
Total Revenues	1,187.2	1,199.4	1,262.8	1,294.8	1,374.6	1,361.5	1,417.7	1,370.1	4,944.2	5,523.9
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	808.1	975.2	984.7	1,052.0	1,073.0	1,085.3	1,151.1	1,123.2	3,820.0	4,432.6
Insurance Expenses	258.0	259.0	266.1	269.3	288.0	300.5	307.7	304.8	1,052.4	1,201.0
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	—	3.7	—	3.7
Interest and Other Expenses	57.6	156.0	78.3	77.4	86.5	63.5	53.5	54.1	369.3	257.6
Goodwill Impairment	—	—	49.6	—	—	—	—	—	49.6	—
Total Expenses	1,123.7	1,390.2	1,378.7	1,398.7	1,447.5	1,449.3	1,512.3	1,485.8	5,291.3	5,894.9
Income (Loss) before Income Taxes	63.5	(190.8)	(115.9)	(103.9)	(72.9)	(87.8)	(94.6)	(115.7)	(347.1)	(371.0)
Income Tax (Expense) Benefit	(12.2)	44.4	18.8	23.8	19.6	13.0	22.4	29.4	74.8	84.4
Net Income (Loss)	51.3	(146.4)	(97.1)	(80.1)	(53.3)	(74.8)	(72.2)	(86.3)	(272.3)	(286.6)
Less: Net Income (Loss) attributable to Noncontrolling Interest	(0.1)	(0.1)	—	—	—	—	—	—	(0.2)	—
Net Income (Loss) attributable to Kemper Corporation	$51.4	$(146.3)	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(272.1)	$(286.6)

Net Income (Loss) attributable to Kemper Corporation per Unrestricted Share:
Basic	$0.80	$(2.28)	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(4.25)	$(4.50)
Diluted	$0.80	$(2.28)	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(4.25)	$(4.50)
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$1.24	$1.24
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.088	64.057	64.009	63.947	63.888	63.853	63.816	63.744	64.026	63.826
Weighted-Average Unrestricted Shares and Equivalent Shares Outstanding Assuming Dilution (in Millions)	64.566	64.057	64.009	63.947	63.888	63.853	63.816	63.744	64.026	63.826

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021

Assets:
Investments:
Fixed Maturities at Fair Value	$6,881.9	$6,474.5	$6,943.8	$7,189.4	$6,894.8	$6,577.1	$7,218.8	$7,783.9	$7,986.9
Equity Securities at Fair Value	225.8	233.4	247.0	243.6	243.2	322.7	395.0	571.5	830.6
Equity Method Limited Liability Investments	221.7	224.1	225.1	218.7	217.0	226.0	228.9	230.0	241.9
Alternative Energy Partnerships	17.3	17.2	16.8	17.0	16.3	16.9	17.0	22.4	39.6
Short-term Investments at Cost which Approximates Fair Value	520.9	418.5	406.3	278.4	278.4	357.2	230.2	243.8	284.1
Company-Owned Life Insurance	513.5	506.9	500.5	595.3	586.5	578.6	566.2	556.4	448.1
Loans to Policyholders	281.2	281.8	281.6	283.1	283.4	283.2	282.3	284.7	286.2
Other Investments	241.9	273.1	275.6	271.8	269.9	274.2	276.9	275.4	270.0
Total Investments	8,904.2	8,429.5	8,896.7	9,097.3	8,789.5	8,635.9	9,215.3	9,968.1	10,387.4
Cash	64.1	110.0	73.6	60.6	212.4	249.2	348.6	297.3	148.2
Receivables from Policyholders	959.5	1,102.6	1,246.3	1,344.0	1,286.6	1,345.8	1,375.1	1,404.5	1,418.7
Other Receivables	200.5	223.4	262.0	249.4	262.6	228.7	206.5	203.4	207.3
Deferred Policy Acquisition Costs	591.6	622.2	646.2	651.5	635.6	645.1	690.1	689.6	688.0
Goodwill	1,250.7	1,250.7	1,250.7	1,300.3	1,300.3	1,298.8	1,312.0	1,312.0	1,312.0
Current Income Tax Assets	64.5	59.5	9.0	15.0	167.6	165.1	200.8	183.0	173.1
Deferred Income Tax Assets	210.4	258.5	208.0	166.0	129.0	113.7	58.7	43.4	6.4
Assets Held-for-Sale	—	—	—	—	—	172.8	—	—	—
Other Assets	492.6	488.7	503.8	519.6	530.0	544.8	557.1	566.4	592.2
Assets of Consolidated Variable Interest Entity:
Fixed Maturities at Fair Value	1.7	1.6	—	—	—	—	—	—	—
Short-term Investments at Cost which Approximates Fair Value	2.0	—	—	—	—	—	—	—	—
Cash	—	2.4	—	—	—	—	—	—	—
Receivables from Policyholders	0.7	0.1	—	—	—	—	—	—	—
Deferred Policy Acquisition Costs	0.1	—	—	—	—	—	—	—	—
Deferred Income Tax Assets	0.1	—	—	—	—	—	—	—	—
Other Assets	—	0.1	—	—	—	—	—	—	—
Total Assets	$12,742.7	$12,549.3	$13,096.3	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7	$14,933.3

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021

Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,422.4	$3,098.1	$3,363.8	$3,399.6	$3,276.2	$3,219.8	$3,585.1	$4,104.2	$4,662.7
Property and Casualty	2,680.5	2,724.5	2,680.1	2,721.1	2,756.9	2,720.3	2,758.4	2,760.1	2,772.7
Total Insurance Reserves	6,102.9	5,822.6	6,043.9	6,120.7	6,033.1	5,940.1	6,343.5	6,864.3	7,435.4
Unearned Premiums	1,300.8	1,485.1	1,665.2	1,778.0	1,704.4	1,794.8	1,854.4	1,890.5	1,898.7
Policyholder Contract Liabilities	655.7	656.3	700.2	700.6	701.3	704.0	704.5	655.0	504.0
Deferred Income Tax Liabilities	50.6	57.8	—	—	—	—	—	—	—
Liabilities Held-for-Sale	—	—	—	—	—	84.8	—	—	—
Accrued Expenses and Other Liabilities	737.7	777.6	786.7	770.0	817.3	795.3	831.9	903.5	843.6
Long-term Debt, Current and Non-current, at Amortized Cost	1,389.2	1,388.6	1,388.1	1,387.5	1,386.9	1,386.4	1,385.8	1,385.2	1,121.9
Liabilities of Consolidated Variable Interest Entity:
Unearned Premiums	0.5	0.1	—	—	—	—	—	—	—
Accrued Expenses and Other Liabilities	0.3	—	—	—	—	—	—	—	—
Total Liabilities	10,237.7	10,188.1	10,584.1	10,756.8	10,643.0	10,705.4	11,120.1	11,698.5	11,803.6
Kemper Corporation Shareholders’ Equity:
Common Stock	6.4	6.4	6.4	6.4	6.4	6.4	6.4	6.4	6.4
Paid-in Capital	1,845.3	1,845.9	1,837.6	1,828.9	1,812.7	1,822.2	1,812.5	1,803.1	1,790.7
Retained Earnings	1,014.3	982.4	1,149.0	1,266.3	1,366.4	1,439.7	1,534.6	1,627.5	1,734.2
Accumulated Other Comprehensive Loss	(360.8)	(473.4)	(480.8)	(454.7)	(514.9)	(573.8)	(509.4)	(467.8)	(401.6)
Total Kemper Corporation Shareholders’ Equity	2,505.2	2,361.3	2,512.2	2,646.9	2,670.6	2,694.5	2,844.1	2,969.2	3,129.7
Noncontrolling Interest	(0.2)	(0.1)	—	—	—	—	—	—	—
Total Shareholders’ Equity	$2,505.0	$2,361.2	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2	$3,129.7
Total Liabilities and Shareholders’ Equity	$12,742.7	$12,549.3	$13,096.3	$13,403.7	$13,313.6	$13,399.9	$13,964.2	$14,667.7	$14,933.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Year Ended
	Dec 31, 2023	Dec 31, 2022
Cash Flows from Operating Activities:
Net Loss	$(272.3)	$(286.6)
Adjustments to Reconcile Net Loss to Net Cash (Used in) Provided by Operating Activities
Net Realized Investment Losses (Gains)	18.6	(4.3)
Impairment Losses	1.1	25.8
Depreciation and Amortization of Property, Equipment and Software	44.4	50.5
Amortization of Intangible Assets Acquired	14.2	20.4
Settlement Costs Related to Defined Benefit Pension Plan	70.2	—
Loss from Early Extinguishment of Debt	—	3.7
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(1.1)	(9.5)
(Income) Loss from Change in Value of Alternative Energy Partnership Investments	(2.9)	19.9
(Increase) Decrease in Value of Equity and Convertible Securities	(4.7)	79.9
Goodwill Impairment	49.6	—
Changes in:
Receivables from Policyholders	326.4	129.4
Reinsurance Recoverables	12.1	(1.9)
Deferred Policy Acquisition Costs	43.9	14.2
Insurance Reserves	(30.8)	26.5
Unearned Premiums	(403.1)	(183.5)
Income Taxes	33.2	(83.6)
Other Assets and Liabilities	(33.0)	(11.2)
Net Cash (Used in) Provided by Operating Activities	(134.2)	(210.3)
Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	673.0	1,295.5
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	149.0	536.0
Mortgage Loans	95.2	91.3
Other Investments	18.3	52.1
Purchases of Investments:
Fixed Maturities	(447.4)	(1,815.8)
Equity Securities	(44.4)	(58.9)
Real Estate Investments	(1.0)	(3.1)
Company-Owned Life Insurance	—	(110.0)
Mortgage Loans	(104.1)	(81.1)
Other Investments	(19.8)	(13.0)
Net (Purchases) Sales of Short-term Investments	(238.4)	6.1
Sale of Infinity Security, Net of Cash Disposed	—	14.8
Acquisition of Software and Long-lived Assets	(53.8)	(30.8)
Settlement Proceeds from Company-Owned Life Insurance	102.2	—
Other	(20.9)	8.5
Net Cash Provided by (Used in) Investing Activities	107.9	(108.4)

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Year Ended
	Dec 31, 2023	Dec 31, 2022
Net Cash Provided by (Used in) Investing Activities (Carryforward from page 7)	$107.9	$(108.4)
Cash Flows from Financing Activities:
Repayment of Long-term Debt	—	(280.0)
Proceeds from Issuance of 3.80% Senior Notes due February 23, 2032	—	396.3
Issuance Fees on 3.80% Senior Notes due February 23, 2032	—	(1.2)
Proceeds from Issuance of 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	—	145.6
Issuance Fees on 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	—	(0.9)
Proceeds from Policyholder Contract Obligations	123.3	335.5
Repayment of Policyholder Contract Obligations	(169.0)	(138.2)
Proceeds from Shares Issued under Employee Stock Purchase Plan	4.3	4.9
Dividends and Dividend Equivalents Paid	(80.1)	(79.7)
Other	(0.5)	0.6
Net Cash (Used in) Provided by Financing Activities	(122.0)	382.9

Net (decrease) increase in cash	(148.3)	64.2
Cash, Beginning of Year	212.4	148.2
Cash, End of Year	$64.1	$212.4

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Book Value Per Share
Numerator
Kemper Corporation Shareholders’ Equity	$2,505.2	$2,361.3	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2	$3,129.7
Less: Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,300.3)	(1,300.3)	(1,298.8)	(1,312.0)	(1,312.0)	(1,312.0)
Kemper Corporation Shareholders’ Equity Excluding Goodwill[1]	$1,254.5	$1,110.6	$1,261.5	$1,346.6	$1,370.3	$1,395.7	$1,532.1	$1,657.2	$1,817.7
Kemper Corporation Shareholders’ Equity	$2,505.2	$2,361.3	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2	$3,129.7
Less: Net Unrealized Losses on Fixed Maturities	533.8	900.1	640.5	574.2	716.8	782.7	472.2	13.7	(502.6)
Less: Changes in the Discount Rate on Future Life Policyholder Benefits	$(160.6)	(412.8)	(194.4)	(154.2)	(241.1)	(272.8)	(11.4)	405.5	849.7
Kemper Corporation Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$2,878.4	$2,848.6	$2,958.3	$3,066.9	$3,146.3	$3,204.4	$3,304.9	$3,388.4	$3,476.8
Less: Goodwill	(1,250.7)	(1,250.7)	(1,250.7)	(1,300.3)	(1,300.3)	(1,298.8)	(1,312.0)	(1,312.0)	(1,312.0)
Kemper Corporation Shareholders’ Equity Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$1,627.7	$1,597.9	$1,707.6	$1,766.6	$1,846.0	$1,905.6	$1,992.9	$2,076.4	$2,164.8
Denominator
Common Shares Issued and Outstanding	64.112	64.081	64.054	63.982	63.913	63.884	63.850	63.800	63.685
Book Value Per Share	$39.08	$36.85	$39.22	$41.37	$41.79	$42.18	$44.54	$46.54	$49.14
Book Value Per Share Excluding Goodwill[1]	$19.57	$17.33	$19.69	$21.05	$21.44	$21.85	$24.00	$25.97	$28.54
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits[1]	$44.90	$44.45	$46.18	$47.93	$49.23	$50.16	$51.76	$53.11	$54.59
Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits and Goodwill[1]	$25.39	$24.94	$26.66	$27.61	$28.88	$29.83	$31.21	$32.55	$33.99

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021
Debt and Total Capitalization
Debt	$1,389.2	$1,388.6	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2	$1,121.9
Kemper Corporation Shareholders’ Equity	2,505.2	2,361.3	2,512.2	2,646.9	2,670.6	2,694.5	2,844.1	2,969.2	3,129.7
Total Capitalization	$3,894.4	$3,749.9	$3,900.3	$4,034.4	$4,057.5	$4,080.9	$4,229.9	$4,354.4	$4,251.6
Ratio of Debt to Kemper Corporation Shareholders’ Equity	55.5%	58.8%	55.3%	52.4%	51.9%	51.5%	48.7%	46.7%	35.8%
Ratio of Debt to Total Capitalization	35.7%	37.0%	35.6%	34.4%	34.2%	34.0%	32.8%	31.8%	26.4%

Debt	$1,389.2	$1,388.6	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2	$1,121.9

Kemper Corporation Shareholders’ Equity	$2,505.2	$2,361.3	$2,512.2	$2,646.9	$2,670.6	$2,694.5	$2,844.1	$2,969.2	$3,129.7
Less: Accumulated Other Comprehensive Loss	(360.8)	(473.4)	(480.8)	(454.7)	(514.9)	(573.8)	(509.4)	(467.8)	(401.6)
Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	$2,866.0	$2,834.7	$2,993.0	$3,101.6	$3,185.5	$3,268.3	$3,353.5	$3,437.0	$3,531.3
Total Capitalization Excluding Accumulated Other Comprehensive Loss	$4,255.2	$4,223.3	$4,381.1	$4,489.1	$4,572.4	$4,654.7	$4,739.3	$4,822.2	$4,653.2
Ratio of Debt to Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	48.5%	49.0%	46.4%	44.7%	43.5%	42.4%	41.3%	40.3%	31.8%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Loss	32.6%	32.9%	31.7%	30.9%	30.3%	29.8%	29.2%	28.7%	24.1%

Parent Company Liquidity[3]
Kemper Holding Company Cash and Investments[1]	$464.5	$153.9	$220.3	$240.6	$417.6	$449.8	$275.9	$318.3	$233.9
Borrowings Available Under Credit Agreement	393.0	376.0	460.0	520.0	600.0	600.0	600.0	600.0	400.0
Parent Company Liquidity	$857.5	$529.9	$680.3	$760.6	$1,017.6	$1,049.8	$875.9	$918.3	$633.9

Capital Returned to Shareholders
Cash Dividends Paid[2]	$20.2	$20.2	$20.2	$19.4	$20.1	$20.1	$20.6	$19.6	$19.9

[1] Includes Kemper's direct non-insurance subsidiaries
[2] Three Months Ended
[3] Excludes borrowings available from subsidiaries

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Kemper Corporation:
Senior Notes at Amortized Cost:
4.350% Senior Notes due February 15, 2025	449.6	$449.6	$449.5	$449.4	$449.3	$449.3	$449.2	$449.1
2.400% Senior Notes due September 30, 2030	397.0	396.9	396.8	396.7	396.6	396.5	396.4	396.3
3.800% Senior Notes due 2032	396.0	395.8	395.7	395.6	395.5	395.3	395.2	395.1
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062 at Amortized Cost	146.6	146.3	146.1	145.8	145.5	145.3	145.0	144.7
Long-term Debt Outstanding	$1,389.2	$1,388.6	$1,388.1	$1,387.5	$1,386.9	$1,386.4	$1,385.8	$1,385.2

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$557.4	$557.4	$601.0	$601.0	$601.0	$602.6	$602.8	$553.1
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB-
Junior Unsecured Debt	bb	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$699.3	$724.0	$766.6	$787.9	$830.4	$858.8	$905.8	$901.7	$2,977.8	$3,496.7
Commercial Automobile	166.3	166.4	165.7	156.3	151.2	140.7	137.9	119.9	654.7	549.7
Total Specialty Property & Casualty Insurance Earned Premiums	865.6	890.4	932.3	944.2	981.6	999.5	1,043.7	1,021.6	3,632.5	4,046.4
Net Investment Income	42.6	42.7	44.5	38.5	37.9	33.9	34.0	34.9	168.3	140.7
Change in Value of Alternative Energy Partnership Investments	0.3	0.5	0.4	0.4	0.7	0.3	(2.5)	(8.4)	1.6	(9.9)
Other Income	1.3	1.6	0.7	0.9	1.0	2.3	1.0	1.7	4.5	6.0
Total Specialty Property & Casualty Insurance Revenues	909.8	935.2	977.9	984.0	1,021.2	1,036.0	1,076.2	1,049.8	3,806.9	4,183.2
Life Insurance:
Earned Premiums:
Life	67.3	84.9	84.8	82.2	99.0	84.3	86.8	82.7	319.2	352.8
Accident and Health	5.6	5.8	5.8	5.9	31.4	45.9	45.1	45.8	23.1	168.2
Property	11.1	11.4	11.6	11.2	12.2	11.9	12.1	14.3	45.3	50.5
Total Life Insurance Earned Premiums	84.0	102.1	102.2	99.3	142.6	142.1	144.0	142.8	387.6	571.5
Net Investment Income	47.1	49.4	47.1	49.8	52.6	52.6	61.9	49.4	193.4	216.5
Change in Value of Alternative Energy Partnership Investments	0.1	0.2	0.2	0.2	0.3	0.1	(1.3)	(4.4)	0.7	(5.3)
Other Income (Loss)	0.2	(0.1)	0.1	(0.4)	0.2	—	(0.8)	—	(0.2)	(0.6)
Total Life Insurance Revenues	131.4	151.6	149.6	148.9	195.7	194.8	203.8	187.8	581.5	782.1
Total Segment Revenues	1,041.2	1,086.8	1,127.5	1,132.9	1,216.9	1,230.8	1,280.0	1,237.6	4,388.4	4,965.3
(Loss) Income from Change in Fair Value of Equity and Convertible Securities	(2.2)	2.8	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.7	(79.9)
Net Realized Investment Gains (Losses)	19.7	(30.3)	(14.4)	6.4	3.9	(12.1)	11.0	1.5	(18.6)	4.3
Impairment Losses	(1.2)	(1.1)	(0.9)	2.1	(3.7)	(8.3)	(4.9)	(8.9)	(1.1)	(25.8)
Non-Core Operations	126.7	138.0	145.7	148.0	154.5	161.1	160.7	164.2	558.4	640.5
Other	3.0	3.2	2.5	3.7	3.0	1.2	11.4	3.9	12.4	19.5
Total Revenues	$1,187.2	$1,199.4	$1,262.8	$1,294.8	$1,374.6	$1,361.5	$1,417.7	$1,370.1	$4,944.2	$5,523.9

Kemper Corporation
Segment Adjusted Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Segment Adjusted Operating Income (Loss):
Specialty Property & Casualty Insurance	$56.6	$(43.2)	$(15.0)	$(74.7)	$(46.5)	$(39.2)	$(51.0)	$(60.2)	$(76.3)	$(196.9)
Life Insurance	19.9	17.5	10.1	14.8	26.5	15.6	23.9	12.0	62.3	78.0
Total Segment Adjusted Operating Income (Loss)	76.5	(25.7)	(4.9)	(59.9)	(20.0)	(23.6)	(27.1)	(48.2)	(14.0)	(118.9)
Corporate and Other Adjusted Operating Loss	(13.7)	(13.3)	(15.3)	(12.9)	(15.5)	(16.6)	(1.6)	(14.0)	(55.2)	(47.7)
Less: Loss before Income Taxes attributable to Noncontrolling Interest	(0.2)	(0.1)	—	—	—	—	—	—	(0.3)	—
Adjusted Consolidated Operating Income (Loss)	63.0	(38.9)	(20.2)	(72.8)	(35.5)	(40.2)	(28.7)	(62.2)	(68.9)	(166.6)
Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(2.2)	2.8	2.4	1.7	—	(11.2)	(40.5)	(28.2)	4.7	(79.9)
Net Realized Investment Gains (Losses)	19.7	(30.3)	(14.4)	6.4	3.9	(12.1)	11.0	1.5	(18.6)	4.3
Impairment Losses	(1.2)	(1.1)	(0.9)	2.1	(3.7)	(8.3)	(4.9)	(8.9)	(1.1)	(25.8)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(18.3)	(43.4)	(29.5)	(29.1)	(35.6)	(12.7)	(9.9)	(4.7)	(120.3)	(62.9)
Debt Extinguishment, Pension Settlement and Other Charges	—	(70.2)	—	—	—	—	—	(3.7)	(70.2)	(3.7)
Goodwill Impairment Charge	—	—	(49.6)	—	—	—	—	—	(49.6)	—
Non-Core Operations	2.7	(9.6)	(3.7)	(12.2)	(2.0)	(3.3)	(21.6)	(9.5)	(22.8)	(36.4)
Income (Loss) before Income Taxes attributable to Kemper Corporation	$63.7	$(190.7)	$(115.9)	$(103.9)	$(72.9)	$(87.8)	$(94.6)	$(115.7)	$(346.8)	$(371.0)

Segment Adjusted Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$45.3	$(33.2)	$(10.8)	$(58.4)	$(35.1)	$(28.7)	$(38.9)	$(44.7)	$(57.1)	$(147.4)
Life Insurance	15.0	14.7	8.9	13.2	23.0	14.0	20.2	11.6	51.8	68.8
Total Segment Adjusted Net Operating Income (Loss)	60.3	(18.5)	(1.9)	(45.2)	(12.1)	(14.7)	(18.7)	(33.1)	(5.3)	(78.6)
Corporate and Other Adjusted Net Operating Loss	(9.9)	(9.4)	(12.3)	(10.5)	(11.4)	(12.3)	(1.7)	(12.4)	(42.1)	(37.8)
Less: Net Loss attributable to Noncontrolling Interest	(0.1)	(0.1)	—	—	—	—	—	—	(0.2)	—
Adjusted Consolidated Net Operating Income (Loss)	50.5	(27.8)	(14.2)	(55.7)	(23.5)	(27.0)	(20.4)	(45.5)	(47.2)	(116.4)
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(1.8)	2.3	1.9	1.3	—	(8.8)	(32.0)	(22.3)	3.7	(63.1)
Net Realized Investment Gains (Losses)	15.6	(22.9)	(12.5)	5.1	3.1	(9.6)	8.7	1.2	(14.7)	3.4
Impairment Losses	(1.0)	(0.8)	(0.8)	1.7	(2.9)	(6.6)	(3.9)	(7.0)	(0.9)	(20.4)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(14.4)	(34.3)	(23.3)	(23.0)	(29.1)	(20.7)	(7.8)	(3.7)	(95.0)	(61.3)
Debt Extinguishment, Pension Settlement and Other Charges	—	(55.5)	—	—	—	—	—	(2.9)	(55.5)	(2.9)
Goodwill Impairment Charge	—	—	(45.5)	—	—	—	—	—	(45.5)	—
Non-Core Operations	2.5	(7.3)	(2.7)	(9.5)	(0.9)	(2.1)	(16.8)	(6.1)	(17.0)	(25.9)
Net Income (Loss) attributable to Kemper Corporation	$51.4	$(146.3)	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(272.1)	$(286.6)

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

	Year Ended December 31, 2023
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	63	$29.4	44	$2.2	67	$50.0	68	$77.7
$5 - $10	1	5.1	—	—	2	10.0	3	19.0
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	64	$34.5	44	$2.2	69	$60.0	71	$96.7

	Year Ended December 31, 2022
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	50	$10.8	40	$1.8	60	$49.4	59	$54.6
$5 - $10	—	—	—	—	1	5.1	2	10.2
$10 - $15	1	12.2	—	—	—	—	1	14.5
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	51	$23.0	40	$1.8	61	$54.5	62	$79.3

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Catastrophe Frequency and Severity (continued)
(Dollars in Millions)
(Unaudited)

Three Months Ended December 31, 2023
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	6	$2.5	1	$0.3	6	$7.7	7	$10.5
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	6	$2.5	1	$0.3	6	$7.7	7	$10.5

Three Months Ended December 31, 2022
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	11	$(0.1)	8	$(0.6)	11	$3.7	11	$3.0
$5 - $10	—	—	—	—	1	5.1	1	5.1
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	11	$(0.1)	8	$(0.6)	12	$8.8	12	$8.1

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Net Premiums Written	$719.7	$733.0	$830.6	$1,022.1	$922.3	$968.5	$1,019.9	$1,023.7	$3,305.4	$3,934.4

Total Specialty P&C:
Personal Automobile	699.3	724.0	766.6	787.9	830.4	858.8	905.8	901.7	2,977.8	3,496.7
Commercial Automobile	166.3	166.4	165.7	156.3	151.2	140.7	137.9	119.9	654.7	549.7
Earned Premium	$865.6	$890.4	$932.3	$944.2	$981.6	$999.5	$1,043.7	$1,021.6	$3,632.5	$4,046.4
Net Investment Income	42.6	42.7	44.5	38.5	37.9	33.9	34.0	34.9	168.3	140.7
Change in Value of Alternative Energy Partnership Investments	0.3	0.5	0.4	0.4	0.7	0.3	(2.5)	(8.4)	1.6	(9.9)
Other Income	1.3	1.6	0.7	0.9	1.0	2.3	1.0	1.7	4.5	6.0
Total Revenues	909.8	935.2	977.9	984.0	1,021.2	1,036.0	1,076.2	1,049.8	3,806.9	4,183.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	673.1	712.1	763.9	825.4	859.3	868.0	930.2	911.7	2,974.5	3,569.2
Catastrophe Losses and LAE	2.5	6.2	17.4	8.4	(0.1)	14.8	6.2	2.1	34.5	23.0
Prior Years:
Non-catastrophe Losses and LAE	(0.2)	78.8	25.0	31.6	10.2	(6.6)	(14.4)	(3.8)	135.2	(14.6)
Catastrophe Losses and LAE	0.1	(1.0)	(0.9)	(0.5)	(0.1)	0.2	(0.2)	0.7	(2.3)	0.6
Total Incurred Losses and LAE	675.5	796.1	805.4	864.9	869.3	876.4	921.8	910.7	3,141.9	3,578.2
Insurance Expenses	177.7	182.3	187.5	193.8	198.4	198.8	205.4	199.3	741.3	801.9
Segment Adjusted Operating Income (Loss)	56.6	(43.2)	(15.0)	(74.7)	(46.5)	(39.2)	(51.0)	(60.2)	(76.3)	(196.9)
Income Tax (Expense) Benefit	(11.3)	10.0	4.2	16.3	11.4	10.5	12.1	15.5	19.2	49.5
Total Segment Adjusted Net Operating Income (Loss)	$45.3	$(33.2)	$(10.8)	$(58.4)	$(35.1)	$(28.7)	$(38.9)	$(44.7)	$(57.1)	$(147.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	77.7%	80.0%	81.9%	87.5%	87.6%	86.9%	89.1%	89.2%	82.0%	88.2%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.7	1.9	0.9	—	1.5	0.6	0.2	0.9	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	—	8.8	2.7	3.3	1.0	(0.7)	(1.4)	(0.4)	3.7	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Total Incurred Loss and LAE Ratio	78.0	89.4	86.4	91.6	88.6	87.7	88.3	89.1	86.5	88.4
Insurance Expense Ratio	20.5	20.5	20.1	20.5	20.2	19.9	19.7	19.5	20.4	19.8
Combined Ratio	98.5%	109.9%	106.5%	112.1%	108.8%	107.6%	108.0%	108.6%	106.9%	108.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	77.7%	80.0%	81.9%	87.5%	87.6%	86.9%	89.1%	89.2%	82.0%	88.2%
Insurance Expense Ratio	20.5	20.5	20.1	20.5	20.2	19.9	19.7	19.5	20.4	19.8
Underlying Combined Ratio	98.2%	100.5%	102.0%	108.0%	107.8%	106.8%	108.8%	108.7%	102.4%	108.0%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	98.5%	109.9%	106.5%	112.1%	108.8%	107.6%	108.0%	108.6%	106.9%	108.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.3	0.7	1.9	0.9	—	1.5	0.6	0.2	0.9	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	—	8.8	2.7	3.3	1.0	(0.7)	(1.4)	(0.4)	3.7	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Underlying Combined Ratio	98.2%	100.5%	102.0%	108.0%	107.8%	106.8%	108.8%	108.7%	102.4%	108.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Non-Standard Automobile	$1,711.9	$1,761.6	$1,741.4	$1,805.6	$1,875.8	$1,857.0	$1,915.2	$1,952.3
Commercial Automobile	596.8	570.3	530.8	491.4	445.3	417.8	385.9	356.5
Insurance Reserves	$2,308.7	$2,331.9	$2,272.2	$2,297.0	$2,321.1	$2,274.8	$2,301.1	$2,308.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$999.9	$1,048.0	$1,061.7	$1,094.8	$1,099.9	$1,110.7	$1,151.0	$1,166.0
Incurred but Not Reported	1,132.8	1,107.7	1,036.7	1,027.0	1,041.2	968.2	940.4	934.0
Total Loss Reserves	2,132.7	2,155.7	2,098.4	2,121.8	2,141.1	2,078.9	2,091.4	2,100.0
Unallocated LAE Reserves	176.0	176.2	173.8	175.2	180.0	195.9	209.7	208.8
Insurance Reserves	$2,308.7	$2,331.9	$2,272.2	$2,297.0	$2,321.1	$2,274.8	$2,301.1	$2,308.8

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Net Premiums Written	$563.8	$583.9	$687.4	$842.4	$762.8	$805.2	$852.3	$884.8	$2,677.5	$3,305.1

Earned Premiums	$699.3	$724.0	$766.6	$787.9	$830.4	$858.8	$905.8	$901.7	$2,977.8	$3,496.7
Net Investment Income	32.3	32.5	33.8	29.9	29.7	26.5	26.6	27.2	128.5	110.0
Change in Value of Alternative Energy Partnership Investments	0.2	0.4	0.3	0.3	0.5	0.3	(1.8)	(6.0)	1.2	(7.0)
Other Income	1.3	1.6	0.7	0.9	1.0	2.3	1.0	1.7	4.5	6.0
Total Revenues	733.1	758.5	801.4	819.0	861.6	887.9	931.6	924.6	3,112.0	3,605.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	544.2	583.5	638.7	697.6	739.8	757.8	828.6	827.7	2,464.0	3,153.9
Catastrophe Losses and LAE	1.9	5.0	15.0	7.7	(0.2)	13.1	5.8	2.0	29.6	20.7
Prior Years:
Non-catastrophe Losses and LAE	(2.2)	71.8	18.0	23.4	14.1	(6.7)	(16.5)	(9.0)	111.0	(18.1)
Catastrophe Losses and LAE	—	(0.9)	(0.9)	(0.5)	(0.1)	0.1	(0.2)	0.7	(2.3)	0.5
Total Incurred Losses and LAE	543.9	659.4	670.8	728.2	753.6	764.3	817.7	821.4	2,602.3	3,157.0
Insurance Expenses	151.4	155.3	157.1	162.0	172.2	172.9	179.7	177.3	625.8	702.1
Adjusted Operating Income (Loss)	37.8	(56.2)	(26.5)	(71.2)	(64.2)	(49.3)	(65.8)	(74.1)	(116.1)	(253.4)
Income Tax (Expense) Benefit	(7.5)	12.4	6.3	15.5	14.7	12.3	14.9	17.7	26.7	59.6
Total Product Line Adjusted Net Operating Income (Loss)	$30.3	$(43.8)	$(20.2)	$(55.7)	$(49.5)	$(37.0)	$(50.9)	$(56.4)	$(89.4)	$(193.8)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	77.8%	80.6%	83.3%	88.5%	89.1%	88.3%	91.5%	91.8%	82.8%	90.2%
Current Year Catastrophe Losses and LAE Ratio	0.3	0.7	2.0	1.0	—	1.5	0.6	0.2	1.0	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.3)	9.9	2.3	3.0	1.7	(0.8)	(1.8)	(1.0)	3.7	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Total Incurred Loss and LAE Ratio	77.8	91.1	87.5	92.4	90.8	89.0	90.3	91.1	87.4	90.3
Insurance Expense Ratio	21.7	21.5	20.5	20.6	20.7	20.1	19.8	19.7	21.0	20.1
Combined Ratio	99.5%	112.6%	108.0%	113.0%	111.5%	109.1%	110.1%	110.8%	108.4%	110.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	77.8%	80.6%	83.3%	88.5%	89.1%	88.3%	91.5%	91.8%	82.8%	90.2%
Insurance Expense Ratio	21.7	21.5	20.5	20.6	20.7	20.1	19.8	19.7	21.0	20.1
Underlying Combined Ratio	99.5%	102.1%	103.8%	109.1%	109.8%	108.4%	111.3%	111.5%	103.8%	110.3%
Non-GAAP Measure Reconciliation
Combined Ratio	99.5%	112.6%	108.0%	113.0%	111.5%	109.1%	110.1%	110.8%	108.4%	110.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.3	0.7	2.0	1.0	—	1.5	0.6	0.2	1.0	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.3)	9.9	2.3	3.0	1.7	(0.8)	(1.8)	(1.0)	3.7	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	(0.1)	(0.1)	—	—	—	0.1	(0.1)	—
Underlying Combined Ratio	99.5%	102.1%	103.8%	109.1%	109.8%	108.4%	111.3%	111.5%	103.8%	110.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Net Premiums Written	$155.9	$149.1	$143.2	$179.7	$159.5	$163.3	$167.6	$138.9	$627.9	$629.3

Earned Premiums	$166.3	$166.4	$165.7	$156.3	$151.2	$140.7	$137.9	$119.9	$654.7	$549.7
Net Investment Income	10.3	10.2	10.7	8.6	8.2	7.4	7.4	7.7	39.8	30.7
Change in Value of Alternative Energy Partnership Investments	0.1	0.1	0.1	0.1	0.2	—	(0.7)	(2.4)	0.4	(2.9)
Total Revenues	176.7	176.7	176.5	165.0	159.6	148.1	144.6	125.2	694.9	577.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	128.9	128.6	125.2	127.8	119.5	110.2	101.6	84.0	510.5	415.3
Catastrophe Losses and LAE	0.6	1.2	2.4	0.7	0.1	1.7	0.4	0.1	4.9	2.3
Prior Years:
Non-catastrophe Losses and LAE	2.0	7.0	7.0	8.2	(3.9)	0.1	2.1	5.2	24.2	3.5
Catastrophe Losses and LAE	0.1	(0.1)	—	—	—	0.1	—	—	—	0.1
Total Incurred Losses and LAE	131.6	136.7	134.6	136.7	115.7	112.1	104.1	89.3	539.6	421.2
Insurance Expenses	26.3	27.0	30.4	31.8	26.2	25.9	25.7	22.0	115.5	99.8
Adjusted Operating Income (Loss)	18.8	13.0	11.5	(3.5)	17.7	10.1	14.8	13.9	39.8	56.5
Income Tax (Expense) Benefit	(3.8)	(2.4)	(2.1)	0.8	(3.3)	(1.8)	(2.8)	(2.2)	(7.5)	(10.1)
Total Product Line Adjusted Net Operating Income (Loss)	$15.0	$10.6	$9.4	$(2.7)	$14.4	$8.3	$12.0	$11.7	$32.3	$46.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	77.4%	77.4%	75.6%	81.9%	79.0%	78.3%	73.7%	70.1%	78.0%	75.6%
Current Year Catastrophe Losses and LAE Ratio	0.4	0.7	1.4	0.4	0.1	1.2	0.3	0.1	0.7	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	1.2	4.2	4.2	5.2	(2.6)	0.1	1.5	4.3	3.7	0.6
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.1)	—	—	—	0.1	—	—	—	—
Total Incurred Loss and LAE Ratio	79.1	82.2	81.2	87.5	76.5	79.7	75.5	74.5	82.4	76.6
Insurance Expense Ratio	15.8	16.2	18.3	20.3	17.3	18.4	18.6	18.3	17.6	18.2
Combined Ratio	94.9%	98.4%	99.5%	107.8%	93.8%	98.1%	94.1%	92.8%	100.0%	94.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	77.4%	77.4%	75.6%	81.9%	79.0%	78.3%	73.7%	70.1%	78.0%	75.6%
Insurance Expense Ratio	15.8	16.2	18.3	20.3	17.3	18.4	18.6	18.3	17.6	18.2
Underlying Combined Ratio	93.2%	93.6%	93.9%	102.2%	96.3%	96.7%	92.3%	88.4%	95.6%	93.8%
Non-GAAP Measure Reconciliation
Combined Ratio	94.9%	98.4%	99.5%	107.8%	93.8%	98.1%	94.1%	92.8%	100.0%	94.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.4	0.7	1.4	0.4	0.1	1.2	0.3	0.1	0.7	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	1.2	4.2	4.2	5.2	(2.6)	0.1	1.5	4.3	3.7	0.6
Prior Years Catastrophe Losses and LAE Ratio	0.1	(0.1)	—	—	—	0.1	—	—	—	—
Underlying Combined Ratio	93.2%	93.6%	93.9%	102.2%	96.3%	96.7%	92.3%	88.4%	95.6%	93.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Earned Premiums [1]	$84.0	$102.1	$102.2	$99.3	$142.6	$142.1	$144.0	$142.8	$387.6	$571.5
Net Investment Income	47.1	49.4	47.1	49.8	52.6	52.6	61.9	49.4	193.4	216.5
Change in Value of Alternative Energy Partnership Investments	0.1	0.2	0.2	0.2	0.3	0.1	(1.3)	(4.4)	0.7	(5.3)
Other Income (Loss)	0.2	(0.1)	0.1	(0.4)	0.2	—	(0.8)	—	(0.2)	(0.6)
Total Revenues	131.4	151.6	149.6	148.9	195.7	194.8	203.8	187.8	581.5	782.1
Policyholders’ Benefits and Incurred Losses and LAE [2]	40.5	64.7	68.3	69.9	88.1	88.5	94.3	89.9	243.4	360.8
Insurance Expenses	71.0	69.4	71.2	64.2	81.1	90.7	85.6	85.9	275.8	343.3
Segment Adjusted Operating Income	19.9	17.5	10.1	14.8	26.5	15.6	23.9	12.0	62.3	78.0
Income Tax Expense	(4.9)	(2.8)	(1.2)	(1.6)	(3.5)	(1.6)	(3.7)	(0.4)	(10.5)	(9.2)
Total Segment Adjusted Net Operating Income	$15.0	$14.7	$8.9	$13.2	$23.0	$14.0	$20.2	$11.6	$51.8	$68.8

[1] Earned Premiums were impacted by changes in deferred profit liability related to the annual review and assumptions update under LDTI that decreased earned premiums by $15.0 million in fourth quarter and full year 2023 and increased earned premiums by $12.7 million in fourth quarter and full year 2022.

[2] Policyholders’ Benefits and Incurred Losses and LAE was impacted by changes in the annual assumptions update under LDTI that resulted in a $23.3 million decrease in policyholders’ benefits for fourth quarter and full year 2023 an $8.7 million increase in policyholders’ benefits for fourth quarter and full year 2022.

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022 [1]	Jun 30, 2022	Mar 31, 2022
Insurance Reserves:
Future Policyholder Benefits	$3,375.6	$3,048.7	$3,315.2	$3,346.9	$3,218.5	$3,190.2	$3,503.4	$4,015.4
Incurred Losses and LAE Reserves:
Life	42.1	44.6	44.2	48.3	53.3	55.7	56.7	63.6
Accident and Health	4.7	4.8	4.4	4.4	4.3	23.4	25.0	25.2
Property	2.9	2.7	2.6	2.7	2.3	3.6	3.1	3.1
Total Incurred Losses and LAE Reserves	49.7	52.1	51.2	55.4	59.9	82.7	84.8	91.9
Insurance Reserves	$3,425.3	$3,100.8	$3,366.4	$3,402.3	$3,278.4	$3,272.9	$3,588.2	$4,107.3
[1] Includes reserves classified as Held-for-Sale Liabilities on the Condensed Consolidated Balance Sheets.

Kemper Corporation
Life Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Earned Premiums [1]	$67.3	$84.9	$84.8	$82.2	$99.0	$84.3	$86.8	$82.7	$319.2	$352.8
Net Investment Income	46.7	49.0	46.6	49.5	51.0	51.0	60.1	47.9	191.8	210.0
Change in Value of Alternative Energy Partnership Investments	0.1	0.2	0.2	0.2	0.3	0.1	(1.3)	(4.0)	0.7	(4.9)
Other Income (Loss)	0.1	—	—	(0.5)	0.1	(0.1)	(1.1)	—	(0.4)	(1.1)
Total Revenues	114.2	134.1	131.6	131.4	150.4	135.3	144.5	126.6	511.3	556.8
Policyholders’ Benefits and Incurred Losses and LAE [2]	35.5	59.1	60.0	64.1	70.4	61.5	64.9	60.4	218.7	257.2
Insurance Expenses	62.7	59.9	62.3	56.1	58.9	61.7	58.9	58.2	241.0	237.7
Adjusted Operating Income	16.0	15.1	9.3	11.2	21.1	12.1	20.7	8.0	51.6	61.9
Income Tax (Expense) Benefit	(4.1)	(2.2)	(1.0)	(0.9)	(2.6)	(0.9)	(3.0)	0.3	(8.2)	(6.2)
Total Product Line Adjusted Net Operating Income	$11.9	$12.9	$8.3	$10.3	$18.5	$11.2	$17.7	$8.3	$43.4	$55.7

[1] Earned Premiums were impacted by changes in deferred profit liability related to the annual review and assumptions update under LDTI that decreased earned premiums by $15.0 million in fourth quarter and full year 2023 and increased earned premiums by $12.7 million in fourth quarter and full year 2022.

[2] Policyholders’ Benefits and Incurred Losses and LAE was impacted by changes in the annual assumptions update under LDTI that resulted in a $23.3 million decrease in policyholders’ benefits for fourth quarter and full year 2023 an $8.7 million increase in policyholders’ benefits for fourth quarter and full year 2022.

Kemper Corporation
Life Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Earned Premiums	$5.6	$5.8	$5.8	$5.9	$31.4	$45.9	$45.1	$45.8	$23.1	$168.2
Net Investment Income	—	—	—	—	0.8	0.8	1.0	0.7	—	3.3
Change in Value of Alternative Energy Partnership Investments	—	—	—	—	—	—	—	(0.1)	—	(0.1)
Other Income (Loss)	0.1	(0.1)	0.1	0.1	0.1	0.1	0.3	—	0.2	0.5
Total Revenues	5.7	5.7	5.9	6.0	32.3	46.8	46.4	46.4	23.3	171.9
Policyholders’ Benefits and Incurred Losses and LAE	1.9	2.5	5.1	2.0	16.2	22.3	24.5	23.5	11.5	86.5
Insurance Expenses	2.7	3.4	3.1	2.0	15.8	22.4	20.1	20.8	11.2	79.1
Adjusted Operating Income (Loss)	1.1	(0.2)	(2.3)	2.0	0.3	2.1	1.8	2.1	0.6	6.3
Income Tax (Expense) Benefit	(0.3)	—	0.5	(0.4)	0.1	(0.4)	(0.4)	(0.4)	(0.2)	(1.1)
Total Product Line Adjusted Net Operating Income (Loss)	$0.8	$(0.2)	$(1.8)	$1.6	$0.4	$1.7	$1.4	$1.7	$0.4	$5.2

Kemper Corporation
Life Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Results of Operations
Earned Premiums	$11.1	$11.4	$11.6	$11.2	$12.2	$11.9	$12.1	$14.3	$45.3	$50.5
Net Investment Income	0.4	0.4	0.5	0.3	0.8	0.8	0.8	0.8	1.6	3.2
Change in Value of Alternative Energy Partnership Investments	—	—	—	—	—	—	—	(0.3)	—	(0.3)
Total Revenues	11.5	11.8	12.1	11.5	13.0	12.7	12.9	14.8	46.9	53.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.3	2.2	2.2	2.2	2.0	2.8	3.6	4.1	8.9	12.5
Catastrophe Losses and LAE	0.3	0.5	0.8	0.6	(0.6)	1.4	0.6	0.4	2.2	1.8
Prior Years:
Non-catastrophe Losses and LAE	0.2	0.1	0.2	0.8	0.1	0.1	0.5	0.6	1.3	1.3
Catastrophe Losses and LAE	0.3	0.3	—	0.2	—	0.4	0.2	0.9	0.8	1.5
Total Incurred Losses and LAE	3.1	3.1	3.2	3.8	1.5	4.7	4.9	6.0	13.2	17.1
Insurance Expenses	5.6	6.1	5.8	6.1	6.4	6.6	6.6	6.9	23.6	26.5
Adjusted Operating Income	2.8	2.6	3.1	1.6	5.1	1.4	1.4	1.9	10.1	9.8
Income Tax Expense	(0.5)	(0.6)	(0.7)	(0.3)	(1.0)	(0.3)	(0.3)	(0.3)	(2.1)	(1.9)
Total Product Line Adjusted Net Operating Income	$2.3	$2.0	$2.4	$1.3	$4.1	$1.1	$1.1	$1.6	$8.0	$7.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	20.7%	19.3%	19.0%	19.6%	16.4%	23.5%	29.7%	28.7%	19.5%	24.7%
Current Year Catastrophe Losses and LAE Ratio	2.7	4.4	6.9	5.4	(4.9)	11.8	5.0	2.8	4.9	3.6
Prior Years Non-catastrophe Losses and LAE Ratio	1.8	0.9	1.7	7.1	0.8	0.8	4.1	4.2	2.9	2.6
Prior Years Catastrophe Losses and LAE Ratio	2.7	2.6	—	1.8	—	3.4	1.7	6.3	1.8	3.0
Total Incurred Loss and LAE Ratio	27.9	27.2	27.6	33.9	12.3	39.5	40.5	42.0	29.1	33.9
Insurance Expense Ratio	50.5	53.5	50.0	54.5	52.5	55.5	54.5	48.3	52.1	52.5
Combined Ratio	78.4%	80.7%	77.6%	88.4%	64.8%	95.0%	95.0%	90.3%	81.2%	86.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	20.7%	19.3%	19.0%	19.6%	16.4%	23.5%	29.7%	28.7%	19.5%	24.7%
Insurance Expense Ratio	50.5	53.5	50.0	54.5	52.5	55.5	54.5	48.3	52.1	52.5
Underlying Combined Ratio	71.2%	72.8%	69.0%	74.1%	68.9%	79.0%	84.2%	77.0%	71.6%	77.2%
Non-GAAP Measure Reconciliation
Combined Ratio	78.4%	80.7%	77.6%	88.4%	64.8%	95.0%	95.0%	90.3%	81.2%	86.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	2.7	4.4	6.9	5.4	(4.9)	11.8	5.0	2.8	4.9	3.6
Prior Years Non-catastrophe Losses and LAE Ratio	1.8	0.9	1.7	7.1	0.8	0.8	4.1	4.2	2.9	2.6
Prior Years Catastrophe Losses and LAE Ratio	2.7	2.6	—	1.8	—	3.4	1.7	6.3	1.8	3.0
Underlying Combined Ratio	71.2%	72.8%	69.0%	74.1%	68.9%	79.0%	84.2%	77.0%	71.6%	77.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Insurance Expenses:
Commissions	$121.2	$130.8	$165.3	$166.9	$165.7	$176.3	$190.9	$191.9	$584.2	$724.8
General Expenses	88.2	85.9	74.5	94.2	86.4	93.5	91.4	87.1	342.8	358.4
Premium Taxes	17.7	17.8	20.5	23.6	25.3	23.6	25.2	25.4	79.6	99.5
Total Costs Incurred	227.1	234.5	260.3	284.7	277.4	293.4	307.5	304.4	1,006.6	1,182.7
Net Policy Acquisition Costs Amortized (Deferred)	30.4	24.0	5.3	(15.9)	9.9	6.5	(0.5)	(1.7)	43.8	14.2
Amortization of Valuation of Business Acquired ("VOBA")	0.5	0.5	0.5	0.5	0.7	0.6	0.7	2.1	2.0	4.1
Insurance Expenses	$258.0	$259.0	$266.1	$269.3	$288.0	$300.5	$307.7	$304.8	$1,052.4	$1,201.0
Loss from Early Extinguishment of Debt	—	—	—	—	—	—	—	3.7	—	3.7
Interest and Other Expenses:
Interest Expense	$13.9	$14.1	$14.0	$14.1	$13.7	$14.3	$14.0	$12.7	$56.1	$54.7
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	18.4	43.3	29.5	29.1	35.6	12.7	9.9	4.7	120.3	62.9
Pension Settlement Expense	—	70.2	—	—	—	—	—	—	70.2	—
Other	25.3	28.4	34.8	34.2	37.2	36.5	29.6	36.7	122.7	140.0
Other Expenses	43.7	141.9	64.3	63.3	72.8	49.2	39.5	41.4	313.2	202.9
Interest and Other Expenses	57.6	156.0	78.3	77.4	86.5	63.5	53.5	54.1	369.3	257.6
Goodwill Impairment	—	—	49.6	—	—	—	—	—	49.6	—
Total Expenses	$315.6	$415.0	$394.0	$346.7	$374.5	$364.0	$361.2	$362.6	$1,471.3	$1,462.3

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Investment Income
Interest on Fixed Income Securities	$86.2	$86.5	$87.1	$86.2	$81.7	$76.9	$72.8	$68.7	$346.0	$300.1
Dividends on Equity Securities Excluding Alternative Investments	1.0	1.2	1.2	1.0	2.0	1.1	1.7	1.5	4.4	6.3
Alternative Investments:
Equity Method Limited Liability Investments	2.3	4.3	2.8	1.1	3.3	(0.6)	15.3	13.3	10.5	31.3
Limited Liability Investments Included in Equity Securities	4.7	5.4	6.3	2.6	7.2	8.8	18.5	7.6	19.0	42.1
Total Alternative Investments	7.0	9.7	9.1	3.7	10.5	8.2	33.8	20.9	29.5	73.4
Short-term Investments	6.1	6.0	3.6	2.3	2.3	1.1	0.2	0.1	18.0	3.7
Loans to Policyholders	5.3	5.1	5.1	5.4	5.2	5.5	5.3	5.5	20.9	21.5
Real Estate	2.3	2.3	1.9	2.4	2.5	3.1	2.3	2.2	8.9	10.1
Company-Owned Life Insurance	6.6	6.4	7.4	8.8	9.9	9.9	9.8	8.3	29.2	37.9
Other	2.8	1.8	5.3	3.0	2.6	1.7	1.7	1.7	12.9	7.7
Total Investment Income	117.3	119.0	120.7	112.8	116.7	107.5	127.6	108.9	469.8	460.7
Investment Expenses:
Real Estate	2.8	1.7	2.2	2.1	2.1	2.3	1.0	2.5	8.8	7.9
Other Investment Expenses	9.9	10.3	12.2	8.9	8.3	7.4	8.1	6.4	41.3	30.2
Total Investment Expenses	12.7	12.0	14.4	11.0	10.4	9.7	9.1	8.9	50.1	38.1
Net Investment Income	$104.6	$107.0	$106.3	$101.8	$106.3	$97.8	$118.5	$100.0	$419.7	$422.6
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	$3.6	$0.8	$0.4	$1.1	3.6	$14.2	$13.4	$0.4	$5.9	$31.6
Losses on Sales	(0.4)	(1.2)	(6.0)	(3.3)	(4.4)	(23.9)	(2.8)	(0.8)	(10.9)	(31.9)
Gains (Losses) on Hedging Activity	17.8	(29.4)	(8.7)	8.4	1.7	(0.3)	0.3	—	(11.9)	1.7
Equity Securities:
Gains on Sales	—	0.5	0.1	—	3.1	4.5	0.1	2.0	0.6	9.7
Losses on Sales	(1.3)	(1.1)	(0.1)	—	(0.1)	(6.6)	—	(0.1)	(2.5)	(6.8)
Other Investments:
Gains on Sales	—	—	—	0.2	—	—	—	—	0.2	—
Losses on Sales	—	0.1	(0.1)	—	—	—	—	—	—	—
Net Realized Investment Gains (Losses)	$19.7	$(30.3)	$(14.4)	$6.4	$3.9	$(12.1)	$11.0	$1.5	$(18.6)	$4.3
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.7)	$(2.0)	$—	$2.1	$(3.7)	$(8.3)	$(4.9)	$(8.9)	$(0.6)	$(25.8)
Equity Securities	(0.5)	—	—	—	—	—	—	—	(0.5)	—
Net Impairment Losses Recognized in Earnings	$(1.2)	$(2.0)	$—	$2.1	$(3.7)	$(8.3)	$(4.9)	$(8.9)	$(1.1)	$(25.8)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023		Dec 31, 2022		Dec 31, 2021
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$511.5	5.7%	$528.0	6.0%	$637.4	6.1%
States and Political Subdivisions	1,401.9	15.7	1,568.9	17.8	1,890.1	18.2
Foreign Governments	3.8	—	4.1	—	5.5	0.1
Corporate Securities:
Bonds and Notes	3,690.8	41.4	3,539.4	40.4	4,386.9	42.2
Redeemable Preferred Stocks	8.3	0.1	8.0	0.1	7.4	0.1
Collateralized Loan Obligations	949.8	10.7	953.9	10.9	752.1	7.2
Other Mortgage- and Asset-backed	315.8	3.5	292.5	3.3	307.5	3.0
Total Fixed Maturities Reported at Fair Value	6,881.9	77.1	6,894.8	78.5	7,986.9	76.9
Equity Securities Reported at Fair Value:
Preferred Stocks	25.5	0.3	39.8	0.5	51.8	0.5
Common Stocks	1.2	—	2.1	—	21.8	0.2
Other Equity Interests:
Exchange Traded Funds	7.7	0.1	12.2	0.1	432.0	4.2
Limited Liability Companies and Limited Partnerships	191.4	2.1	189.1	2.2	325.0	3.1
Total Equity Securities Reported at Fair Value	225.8	2.5	243.2	2.8	830.6	8.0
Equity Method Limited Liability Investments	221.7	2.5	217.0	2.5	241.9	2.3
Alternative Energy Partnership Investments	17.3	0.2	16.3	0.2	39.6	0.4
Short-term Investments at Cost which Approximates Fair Value	520.9	5.9	278.4	3.2	284.1	2.7
Company Owned Life Insurance	513.5	5.8	586.5	6.7	448.1	4.3
Loans to Policyholders	281.2	3.2	283.4	3.2	286.2	2.8
Other Investments:
Equity Securities Reported at Modified Cost	32.6	0.4	38.4	0.4	32.3	0.3
Convertible Securities at Fair Value	—	—	43.3	0.5	46.4	0.5
Real Estate at Depreciated Cost	94.7	1.1	93.6	1.1	94.0	0.9
Mortgage Loans	99.8	1.1	91.1	1.0	96.8	0.9
Other	14.8	0.2	3.5	—	0.5	—
Total Other Investments	241.9	2.8	269.9	3.0	270.0	2.6
Total Investments	$8,904.2	100.0%	$8,789.5	100.0%	$10,387.4	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023		Dec 31, 2022		Dec 31, 2021
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,962.0	72.1%	$4,896.4	71.0%	$5,351.6	67.0%
BBB	1,657.3	24.1	1,687.4	24.5	2,215.1	27.7
BB, B	204.4	3.0	239.7	3.5	331.0	4.2
CCC or Lower	58.2	0.8	71.3	1.0	89.2	1.1
Total Investments in Fixed Maturities	$6,881.9	100.0%	$6,894.8	100.0%	$7,986.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	8.1		8.2		8.5

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023		Dec 31, 2022		Dec 31, 2021
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$2,070.5	23.3%	$2,007.5	22.8%	$1,996.7	19.2%
Manufacturing	1,077.6	12.1	1,085.9	12.4	1,571.0	15.1
Transportation, Communication and Utilities	807.3	9.1	733.7	8.3	815.8	7.9
Services	639.4	7.2	602.4	6.9	617.5	5.9
Mining	174.3	2.0	173.3	2.0	254.3	2.4
Retail Trade	156.0	1.8	165.1	1.9	171.4	1.7
Construction	4.4	—	11.7	0.1	13.1	0.1
Other	35.2	0.4	14.2	0.2	14.1	0.1
Total Fair Value of Non-governmental Fixed Maturities	$4,964.7	55.9%	$4,793.8	54.6%	$5,453.9	52.4%

	Dec 31, 2023
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
California	$137.4	1.5%
Texas	116.6	1.3
Michigan	83.7	0.9
New York	76.5	0.9
Georgia	73.7	0.8
Louisiana	62.4	0.7
Pennsylvania	57.9	0.7
Florida	57.6	0.6
Colorado	49.1	0.6
Missouri	42.1	0.5
Total	$757.0	8.5%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at December 31, 2023.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Dec 31, 2023
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
California	$8.6	$128.7	$—	$137.3	9.8%	1.5%
Texas	10.2	103.0	3.4	116.6	8.3	1.3
Michigan	—	73.5	10.1	83.6	6.0	0.9
New York	11.4	65.1	—	76.5	5.5	0.9
Georgia	4.0	65.2	4.4	73.6	5.3	0.8
Louisiana	4.3	26.2	31.8	62.3	4.4	0.7
Pennsylvania	3.1	54.9	—	58.0	4.1	0.7
Florida	—	57.6	—	57.6	4.1	0.6
Colorado	—	49.1	—	49.1	3.5	0.6
Missouri	1.1	41.0	—	42.1	3.0	0.5
Washington	1.3	28.2	5.4	34.9	2.5	0.4
New Mexico	—	34.2	—	34.2	2.5	0.4
Virginia	—	26.8	6.2	33.0	2.4	0.4
Massachusetts	—	27.5	5.2	32.7	2.3	0.4
Oregon	2.3	18.8	11.4	32.5	2.3	0.4
Illinois	0.6	31.1	—	31.7	2.3	0.4
Minnesota	1.1	28.8	—	29.9	2.1	0.3
Maryland	—	29.2	—	29.2	2.1	0.3
Ohio	—	28.7	—	28.7	2.0	0.3
Tennessee	3.3	20.2	—	23.5	1.7	0.3
Oklahoma	—	23.2	—	23.2	1.7	0.3
Indiana	—	22.6	—	22.6	1.6	0.3
Mississippi	—	11.0	11.1	22.1	1.6	0.2
Connecticut	—	16.9	2.7	19.6	1.4	0.2
Rhode Island	1.6	17.9	—	19.5	1.4	0.2
North Carolina	1.7	17.5	—	19.2	1.4	0.2
District of Columbia	—	15.9	2.8	18.7	1.3	0.2
New Hampshire	0.4	18.0	—	18.4	1.3	0.2
Nebraska	6.0	9.7	—	15.7	1.1	0.2
Arizona	—	14.3	—	14.3	1.0	0.2
South Carolina	—	13.9	—	13.9	1.0	0.2
Kentucky	—	13.7	—	13.7	1.0	0.2
Utah	—	13.3	—	13.3	0.9	0.1
North Dakota	—	13.0	—	13.0	0.9	0.1
Alabama	—	12.5	—	12.5	0.9	0.1
Iowa	—	11.9	—	11.9	0.8	0.1
Hawaii	3.4	2.8	2.9	9.1	0.6	0.1
Maine	—	8.5	—	8.5	0.6	0.1
South Dakota	—	8.3	—	8.3	0.6	0.1
All Other States	2.5	32.5	2.4	37.4	2.7	0.4
Total	$66.9	$1,235.2	$99.8	$1,401.9	100.0%	15.8%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2023	Dec 31, 2023	Dec 31, 2022
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$43.1	$125.4	$114.3
Real Estate	—	41.9	43.3
Senior Debt	39.9	19.0	21.6
Leveraged Buyout	0.6	8.6	8.9
Distressed Debt	—	7.9	9.4
Secondary Transactions	1.7	7.9	9.3
Growth Equity	—	1.2	1.2
Hedge Fund	—	0.1	0.5
Other	—	9.7	8.5
Total Equity Method Limited Liability Investments	85.3	221.7	217.0

Alternative Energy Partnership Investments	—	17.3	16.3

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	67.0	124.0	106.0
Senior Debt	10.6	24.8	21.9
Leveraged Buyout	10.0	19.0	21.6
Distressed Debt	13.0	12.4	12.5
Growth Equity	6.5	6.4	5.4
Secondary Transactions	3.1	2.8	3.5
Hedge Funds	—	1.9	18.1
Real Estate	0.2	0.1	—
Other	—	—	0.1
Total Reported as Other Equity Interests at Fair Value	110.4	191.4	189.1
Reported as Other Equity Interests at Modified Cost:
Other	—	4.8	8.3
Total Reported as Other Equity Interests at Modified Cost	—	4.8	8.3

Total Investments in Limited Liability Companies and Limited Partnerships	$195.7	$435.2	$430.7

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) attributable to Kemper Corporation the after-tax impact of:

(i) (Loss) Income from Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension Settlement and Other Charges;
(vi) Goodwill Impairment Charges;
(vii) Non-Core Operations; and
(viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations;

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income (Loss) for the three and year ended December 31, 2023 or 2022.

The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. (Loss) Income from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill impairment charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

A reconciliation of Net Income (Loss) attributable to Kemper Corporation to Adjusted Consolidated Net Operating Income (Loss) is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Income (Loss) attributable to Kemper Corporation	$51.4	$(146.3)	$(97.1)	$(80.1)	$(53.3)	$(74.8)	$(72.2)	$(86.3)	$(272.1)	$(286.6)
Less Net (Loss) Income From:
(Loss) Income from Change in Fair Value of Equity and Convertible Securities	(1.8)	2.3	1.9	1.3	—	(8.8)	(32.0)	(22.3)	3.7	(63.1)
Net Realized Investment Gains (Losses)	15.6	(22.9)	(12.5)	5.1	3.1	(9.6)	8.7	1.2	(14.7)	3.4
Impairment Losses	(1.0)	(0.8)	(0.8)	1.7	(2.9)	(6.6)	(3.9)	(7.0)	(0.9)	(20.4)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(14.4)	(34.3)	(23.3)	(23.0)	(29.1)	(20.7)	(7.8)	(3.7)	(95.0)	(61.3)
Debt Extinguishment, Pension Settlement and Other Charges	—	(55.5)	—	—	—	—	—	(2.9)	(55.5)	(2.9)
Goodwill Impairment Charge	—	—	(45.5)	—	—	—	—	—	(45.5)	—
Non-Core Operations	2.5	(7.3)	(2.7)	(9.5)	(0.9)	(2.1)	(16.8)	(6.1)	(17.0)	(25.9)
Adjusted Consolidated Net Operating Income (Loss)	$50.5	$(27.8)	$(14.2)	$(55.7)	$(23.5)	$(27.0)	$(20.4)	$(45.5)	$(47.2)	$(116.4)

Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation Per Unrestricted Share ‐ basic. A reconciliation of Net Income (Loss) attributable to Kemper Corporation Per Unrestricted Share- basic to Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Income (Loss) Per Unrestricted Share attributable to Kemper Corporation	$0.80	$(2.28)	$(1.52)	$(1.25)	$(0.84)	$(1.17)	$(1.13)	$(1.36)	$(4.25)	$(4.50)
Less Net (Loss) Income Per Unrestricted Share From:
(Loss) Income from Change in Fair Value of Equity and Convertible Securities	(0.03)	0.04	0.03	0.02	—	(0.14)	(0.50)	(0.35)	0.06	(0.99)
Net Realized Investment Gains (Losses)	0.24	(0.35)	(0.20)	0.08	0.05	(0.15)	0.13	0.02	(0.23)	0.05
Impairment Losses	(0.01)	(0.01)	(0.02)	0.03	(0.05)	(0.10)	(0.06)	(0.11)	(0.01)	(0.32)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.23)	(0.54)	(0.36)	(0.36)	(0.46)	(0.32)	(0.12)	(0.06)	(1.49)	(0.96)
Debt Extinguishment, Pension Settlement and Other Charges	—	(0.87)	—	—	—	—	—	(0.05)	(0.87)	(0.05)
Goodwill Impairment Charge	—	—	(0.71)	—	—	—	—	—	(0.71)	—
Non-Core Operations	0.04	(0.11)	(0.04)	(0.15)	(0.02)	(0.03)	(0.26)	(0.10)	(0.26)	(0.41)
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.79	$(0.44)	$(0.22)	$(0.87)	$(0.36)	$(0.43)	$(0.32)	$(0.71)	$(0.74)	$(1.82)

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Return on Tangible Shareholders' Equity is a calculation that uses a non-GAAP financial Measure. It is calculated by dividing the period’s net income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholder’s Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

A reconciliation of Return on Shareholders’ Equity to Return on Tangible Shareholders' Equity is presented below:

	Three Months Ended								Year Ended
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2023	Dec 31, 2022

Numerator:
Annualized Net Income (Loss) Attributable to Kemper Corporation	$205.6	$(585.2)	$(388.4)	$(320.4)	$(213.2)	$(299.2)	$(288.8)	$(345.2)	$(272.1)	$(286.6)

Denominator:
Average Shareholders' Equity[1]	$2,433.3	$2,436.8	$2,579.6	$2,658.8	$2,682.6	$2,769.3	$2,906.7	$3,049.5	$2,539.2	$2,861.6

Less: Average Net Unrealized Gains and Losses on Fixed Maturities	716.9	770.3	607.3	645.5	749.7	627.4	242.9	(244.5)	673.1	296.6
Less: Average Change in Discount Rate on Future Life Policyholder Benefits	(286.7)	(303.6)	(174.3)	(197.7)	(256.9)	(142.1)	197.1	627.6	(232.6)	145.9
Less: Average Goodwill	(1,250.7)	(1,250.7)	(1,275.5)	(1,300.3)	(1,299.6)	(1,305.4)	(1,312.0)	(1,312.0)	(1,270.5)	(1,307.0)
Average Tangible Shareholders' Equity[1]	$1,612.8	$1,652.8	$1,737.1	$1,806.3	$1,875.8	$1,949.2	$2,034.7	$2,120.6	$1,709.2	$1,997.1

Return on Shareholders' Equity:
Return on Shareholders' Equity	8.4%	(24.0)%	(15.1)%	(12.1)%	(7.9)%	(10.8)%	(9.9)%	(11.3)%	(10.7)%	(10.0)%
Return on Tangible Shareholders' Equity	12.7%	(35.4)%	(22.4)%	(17.7)%	(11.4)%	(15.3)%	(14.2)%	(16.3)%	(15.9)%	(14.4)%

[1] Average shareholders' equity and average tangible shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average tangible shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.

Book Value Per Share Excluding Net Unrealized Gains and Losses on Fixed Maturities and the Change in Discount Rate on Future Life Policyholder Benefits is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities and the change in discount rate on future life policyholder benefits by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities and the change in discount rate on future life policyholder benefits in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized Gains and Losses on Fixed Maturities, the Change in Discount Rate on Future Life Policyholder Benefits and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.